---- THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    After the steady decline in global equity markets during most of 2002, sharp volatility resumed in the early portion of 2003. In conjunction with these roller-coaster like fluctuations, European equity markets continued to decline over the last six months, although at a slower pace than the first half of the fiscal year. In March, the DJ Stoxx 50 reached its lowest level (at 1909.05 on March 13th) since the onset of the bear market in 2000. From April 1, 2002 through March 31, 2003 ("Reporting Period"), European equity markets have been significantly weaker than the American indices. The DJ Stoxx 50 has declined 42.8%, the German DAX has tumbled 54.4%, the French CAC 40 dropped by 43.4% and the British FTSE declined 31.2%. The U.S. markets also stumbled as the NASDAQ and S&P 500 fell by 28.0% and 26.0%, respectively.

    The European Warrant Fund's ("Fund" or "EWF") annualized total returns based on net asset value ("NAV") for the one, three, five, and ten year periods ending March 31, 2003, were (42.73%), (50.79%), (30.29%), and (1.54%), respectively.
Based on market price, the Fund was down (49.75%) (48.80%), (32.12%), and (2.21%) over the same periods. In addition, the Fund was outperformed over the Reporting Period by its benchmark, the Financial Times/Standard & Poor's Actuaries Europe Index in the United States, which declined (27.10%). The benchmark is a broad index on the European equity markets in U.S. Dollars which includes the major European countries including the United Kingdom, but excluding Eastern Europe. The Fund is a unique product which invests primarily in warrants of Western European companies or indices comprised of Western European companies. In view of the fact that neither the Fund's benchmark nor any other recognized benchmark composite includes warrants as part of its index, it is important to bear in mind the correlation between the Fund and its benchmark is imperfect.

ECONOMIC REVIEW

   On the whole, the market's performance has been very erratic. At the end of 2002, demand focused primarily on cyclical areas and on several beaten down industries such as telecommunication services, information technology and raw materials. Concurrently, defensive sectors such as consumer staples and healthcare, which had been investor's safe-haven for the greater part of last year diminished. During the second half of the Reporting Period a mild recovery was spurred by the slightly improved economic data from the U.S. and a continuous supply of liquidity from central banks. During the first quarter of 2003, the information technology sector recorded the best results. Energy, healthcare and utilities were among the outperformers and sectors such as raw materials, consumer staples, telecommunications and finance weighed down the markets.

    Global financial markets have been greatly impacted by geopolitical tensions and the situation in Iraq in particular. A few days before American and British troops engaged in military action, global equity

Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at market and do not take into account any adjustment for taxes payable on reinvested distributions. Performance data for the Fund reflects expense waivers in effect. Without such waivers, total returns for the Fund would have been lower. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Indices do not incur expenses and are not available for investment.

------ THE EUROPEAN WARRANT FUND, INC.

markets started a relief rally. The U.S. economy, however, still faces post-bubble headwinds and is still struggling with considerable overcapacity. Whereas capacity in the manufacturing sector grew by 2.5% annually during the 1970s and 1980s, it increased by 4% annually in the 1990s. Regardless of the economic recovery of the past couple of months, capacity utilization is only at 75%. This implies that the problem is of a structural nature, not only a cyclical one. In view of these conditions, we believe that a quick rebound in investment activity is unlikely.

    The situation in the U.S. labor market also remains tense. The number of job openings is at the lowest level in more than thirty years. In November, unemployment in the U.S. rose to 6%. As of March 2003, the unemployment rate in Germany has risen to 10.6%, its highest since 1999. This increases the risk that fear of losing one's job will have a negative impact on consumer spending.

    Falling mortgage and lending rates have enabled households to refinance at favorable conditions and increase their borrowings. As a result of lower interest payments, personal disposable income has risen. Up to now, consumer demand in the U.S. has rested decisively on this refinancing phenomenon. Of course, there are natural limits to debt-financed consumption. Rising unemployment increases the risk that households will increasingly curtail their consumption in the future. The record-low mortgage rates, the flight from equity investments, and the demographically fuelled growth in demand for housing have caused real estate prices in the U.S. and UK to skyrocket. The situation is reminiscent of the surge in Japanese real estate a decade ago.

    Once again, the U.S. Federal Reserve ("Fed") wants to show that it is doing everything in its power to support the U.S. economy's recovery. At the beginning of November, the Fed lowered the Fed Funds rate by 50 basis points from 1.75% to 1.25%, more than the European Central Bank and the Bank of England who only reduced interest rates by 0.25% each. By cutting rates, the Fed is pumping more liquidity into the financial system and has been signalling that it will do whatever is needed to avert deflation. The U.S. government is tooting the same horn and is focusing on even more fiscal stimuli. While the U.S. managed to achieve a budget surplus in 2001, it recorded a deficit in excess of 2% of GDP in 2002. The same is true for the European Union, despite the criticisms regarding insufficient flexibility in the Stability Pact. The biggest fiscal boost came in Germany, where a surplus of 1.4% in 2000 swung to a deficit of 3.8% by 2002. In view of this, there is no more fiscal leeway for 2003.

    Over the last six months of the Reporting Period, the U.S. Dollar has lost 10% against the Euro. The massive and widening current account deficit in the U.S. may lead to a further weakening of the U.S. currency. A key factor for the future development of the U.S. Dollar will be how foreign central banks will pursue their reserve policy.

INVESTMENT POLICY

   The investment strategy of the Fund is to outperform European equity indices employing leverage through derivative strategies. We have defined three different delta ranges which give us different risk/ return potentials. The lower range, which reflects a bearish market outlook, is between 1.00 and 1.25, the neutral range is between 1.25 and 1.50 and the upper range, reflecting a bullish market outlook, is between 1.50 and 3.00. It is important to note that the higher the delta, the higher is the risk and

------ THE EUROPEAN WARRANT FUND, INC.
respectively the higher the potential return for the Fund. During the last six months of the Reporting Period, the delta has been mostly bearish. In accord with our low delta strategy, the Fund has been invested in discount warrants that carry a low risk/return profile. In addition, we also did some position trading and hedging of the portfolio. On occasion, we also purchased puts for short intervals in order to limit the loss in the time decay as well as reduce the volatility exposure. At times during the Reporting Period, the Fund adopted a short term defensive strategy in which it reduced its exposure to warrants below its normal policy. Managing the overall delta strategy has been crucial and allowed the Fund to outperform its benchmark over the last six months.

    We have continued to avoid single stock exposure by investing in European index warrants and sector warrants (i.e. DJ Stoxx Energy) in attempt to reduce the risk to specific companies. Apart from TotalFina, the Fund had only a few trading positions in companies like Nokia, Muenchener Rueckver, Siemens or E.ON. The biggest delta investments have been positions in the Dax, the DJ Stoxx 50, the DJ Euro Stoxx 50, the CAC 40, and the Swiss Market Index.

    The Fund continues to be reluctant to sell outright put options. Instead, it has used securitized short volatility products to benefit from movements in the volatility markets.

    We would like to refer shareholders to the website of the Fund. Shareholders visiting the address (www.europeanwarrantfund.com) can find detailed information such as the current share price, net asset value, premium, discount, and delta. The website is updated on a weekly and monthly basis. It also shows the current share price of the Fund with a delay of approximately 20 minutes.

    In closing, I would like to thank shareholders for their continued support during the past few years. As a leveraged product, EWF is more susceptible to volatile markets. We remain confident in management's ability to manage the Fund during these difficult times and look forward to better economic times in the future.

                                          Sincerely,

                                          /s/ Michael Quain

                                          Michael Quain
                                          President

    The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                              COUNTRY WEIGHTINGS+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Multinational  48%
Germany        37%
France         11%
Switzerland     4%

March 31, 2003

                               SECTOR WEIGHTINGS+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Index Warrants  78%
Insurance        3%
Energy          19%

March 31, 2003

MISCELLANEOUS

Average Life of Derivatives (3/31/03)               1.46 years
Average Gearing (3/31/03)++                         3.08 times
Average Premium (3/31/03)                                3.02%
Average Annual Premium (3/31/03)                         3.34%
Year to Date Total Return* (1/1/03-3/31/03)             (8.37%)
One Year Total Return* (4/1/02-3/31/03)                (42.73%)
Three Year Total Return* (4/1/00-3/31/03)              (50.79%)
Five Year Total Return* (4/1/98-3/31/03)               (30.29%)
Ten Year Total Return* (4/1/93-3/31/03)                 (1.54%)
Average Annual Total Return Since Inception*
(7/17/90-3/31/03)                                       (1.84%)

WARRANT CHARACTERISTICS
The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 1.98 times the value of the share.

TOP TEN WARRANT HOLDINGS AT MARCH 31, 2003

                                         MARKET VALUE  PERCENTAGE+
1   Dax Discount (CITI), STK 2800,        $7,152,474       19.97%
    expires 6/18/04
2   Dow Jones Energy Stoxx 50 (EXA),       5,060,825       14.13%
    STK 135, expires 10/28/04
3   Dow Jones EURO Stoxx 50 (JPM)          4,779,218       13.34%
    expires 9/10/07
4   Dow Jones EURO Stoxx 50 Discount       4,293,011       11.98%
    (DB), STK 3000,
    expires 12/22/03
5   Dax (ML), STK 2500,                    2,567,303        7.17%
    expires 6/18/04
6   Dax (SALO), STK 2400,                  2,380,888        6.65%
    expires 12/12/03
7   Dow Jones EURO Stoxx 50 Discount       2,148,686        6.00%
    (ML), STK 3000,
    expires 8/15/03
8   CAC 40 Index (Exane), STK 1700,        2,135,604        5.96%
    expires 7/16/04
9   Total Fina SA ADR, STK 47,             1,785,300        4.98%
    expires 8/5/03
10  Swiss Market Index, STK 4100,          1,137,274        3.17%
    expires 12/19/03

Currency Hedge at March 31, 2003                    0.00%

                               GLOSSARY OF TERMS

Annual Premium:                                     The premium divided by the number of years until
                                                    expiration of the warrant.
Gearing:                                            The value of the number of shares underlying each
                                                    warrant compared to the value of the warrants.
                                                    This serves as an indicator of the warrant price's
                                                    sensitivity to a movement in the underlying stock
                                                    price.
Premium:                                            The amount by which the sum of a warrant's
                                                    exercise price and purchase price exceeds the
                                                    current stock price (in the case of put warrants,
                                                    the premium is the amount by which the sum of the
                                                    warrant's exercise price and purchase price is
                                                    less than the current share price). This is
                                                    expressed as a percentage of the current stock
                                                    price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments, other than repurchase agreements, less market value of written options.
++The average gearing is based on the derivative portion of the portfolio.

---- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS
       (percentages of total net assets)
       March 31, 2003

  SHARE                                                 VALUE
 AMOUNT                                               (NOTE 1)
 ------                                               --------
WARRANTS--98.7%
[ALL NON-INCOME PRODUCING SECURITIES]
           MULTINATIONAL--49.1%
  46,000   Dow Jones Energy Stoxx (EXA), STK 135,
             expires 10/28/04......................  $ 5,060,825
 500,000   Dow Jones EURO Stoxx 50 (DB), STK 2200,
             expires 12/29/03......................      970,233
   2,000   Dow Jones EURO Stoxx 50 (JPM), expires
             9/10/07...............................    4,779,218
 200,000   Dow Jones EURO Stoxx 50 Discount (DB),
             STK 3000, expires 12/22/03............    4,293,011
   1,000   Dow Jones EURO Stoxx 50 Discount (ML),
             STK 3000, expires 8/15/03.............    2,148,686
                                                     -----------
                                                      17,251,973
                                                     -----------
           GERMANY--34.4%
1,500,000  Dax (ML), STK 2500, expires 6/18/04.....    2,567,303
 600,000   Dax (SALO), STK 2400, expires
             12/12/03..............................    2,380,888
 300,000   Dax Discount (CITI), STK 2800, expires
             6/18/04...............................    7,152,474
                                                     -----------
                                                      12,100,665
                                                     -----------
           FRANCE--11.2%
  20,000   CAC 40 Index (Exane), STK 1700, expires
             7/16/04...............................    2,135,604
 110,000   Total Fina SA ADR, STK 46.94, expires
             8/5/03................................    1,785,300
                                                     -----------
                                                       3,920,904
                                                     -----------
           SWITZERLAND--4.0%
2,000,000  Swiss Market Index, STK 4100, expires
             12/19/03..............................    1,403,716
                                                     -----------
           TOTAL WARRANTS
             (Cost $37,257,075)....................   34,677,258
                                                     -----------
 SHARE                                                 VALUE
 AMOUNT                                               (NOTE 1)
 ------                                               --------
EQUITIES--3.3%
           GERMANY--3.3%
  20,000   Muenchener Rueckver AG..................  $ 1,144,657
                                                     -----------
           TOTAL EQUITIES
             (Cost $1,200,582).....................    1,144,657
                                                     -----------
PAR VALUE
---------
REPURCHASE AGREEMENTS--0.0%
           UNITED STATES--0.0%
 USD 977   Investors Bank & Trust Company
             Repurchase Agreement, dated 3/31/03,
             due 4/1/03, with a maturity value of
             $977, and an effective yield of 1.01%,
             collateralized by a Federal National
             Mortgage Association, with a rate of
             3.180%, a maturity date of 4/25/22,
             and a market value of $1,025 (Cost
             $977).................................          977
                                                     -----------


TOTAL INVESTMENTS--102.0%
  (Cost $38,458,634)..............................  35,822,892
OTHER ASSETS AND LIABILITIES (NET)--(2.0%)........    (700,763)
                                                    ----------
TOTAL NET ASSETS--100.00%.........................  $35,122,129
                                                    ==========

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       SCHEDULE OF WRITTEN OPTIONS
       March 31, 2003

                                                                           STRIKE
CONTRACTS                                                                  PRICE    VALUE
---------                                                                  ------   -----
           FRANCE
  30,000   Total Fina OTC Put, expires
           6/27/03.......................  EUR                               130   $552,052
                                                                                   --------
           UNITED STATES
   1,000   Nokia OTC Put, expires
           07/19/03......................  USD                                15    205,000
                                                                                   --------


  TOTAL WRITTEN OPTIONS (Premiums received $575,966).............................  $757,052
                                                                                   =======
  NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:

           GLOSSARY OF TERMS
EUR     --      Euro
USD     --      United States Dollar

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF ASSETS AND LIABILITIES
       March 31, 2003

ASSETS:
    Investments, at value (Cost $38,458,634) (Note
      1)..........................................  $ 35,822,892
    Foreign currency, at value (Cost $4,074,989)
      (Note 1)....................................     4,185,380
    Receivable for investment securities sold.....     8,256,778
    Receivable for premiums on written options....       200,994
    Dividends and interest receivable.............           887
    Prepaid expenses and other assets.............        56,865
                                                    ------------
          Total assets............................    48,523,796
                                                    ------------

LIABILITIES:
    Written options, at value (Premiums received
      $575,966) (Notes 1 and 3)...................       757,052
    Payable for investment securities purchased...    12,487,673
    Investment advisory fee payable (Note 2)......        31,702
    Accrued expenses and other payables...........       125,240
                                                    ------------
          Total liabilities.......................    13,401,667
                                                    ------------
TOTAL NET ASSETS..................................  $ 35,122,129
                                                    ============

NET ASSETS CONSIST OF (NOTE 1):
    Par value.....................................  $     14,585
    Paid-in capital in excess of par value........   175,017,981
    Accumulated net investment loss...............      (110,391)
    Accumulated net realized loss on investments
      and foreign currency........................  (137,093,810)
    Net unrealized depreciation on investments and
      translation of net other assets in foreign
      currencies..................................    (2,706,236)
                                                    ------------
TOTAL NET ASSETS (equivalent to $2.41 per share
  based on 14,585,366 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................  $ 35,122,129
                                                    ============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF OPERATIONS
       For the Year Ended March 31, 2003

INVESTMENT INCOME:
    Interest......................................  $   249,862
                                                    -----------
          Total investment income.................      249,862
                                                    -----------
EXPENSES:
    Investment advisory fee (Note 2)..............      513,754
    Administration and custodian fees.............      291,705
    Legal and audit fees..........................      138,964
    Insurance expense.............................       63,298
    Printing and postage expense..................       62,336
    Transfer agent fees...........................       60,000
    Directors' fees and expenses (Note 2).........       39,309
    Shareholders servicing fee (Note 2)...........      102,751
    Other.........................................       35,473
                                                    -----------
          Total expenses..........................    1,307,590
            Less: Custodian offset arrangement
              (Note 2)............................      (45,224)
                 Shareholder servicing fees waived
                  (Note 2)........................     (102,751)
                                                    -----------
          Net expenses............................    1,159,615
                                                    -----------
NET INVESTMENT LOSS...............................     (909,753)
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
    (Notes 1 and 3)
    Net realized gain (loss) on:
        Securities transactions...................  (23,276,046)
        Written options transactions..............      474,157
        Forward foreign currency contracts........     (134,523)
        Foreign currencies and net other assets...      507,856
                                                    -----------
              Net realized loss on investments and
                foreign currency..................  (22,428,556)
                                                    -----------
    Net change in unrealized appreciation or
      depreciation of:
        Securities................................   (2,966,750)
        Written options...........................     (331,354)
        Foreign currencies and net other assets...      111,546
                                                    -----------
              Net change in unrealized
                depreciation of investments and
                translation of net other assets in
                foreign currencies................   (3,186,558)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...  (25,615,114)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $(26,524,867)
                                                    ===========

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF CHANGES IN NET ASSETS

                                            YEAR ENDED      YEAR ENDED
                                          MARCH 31, 2003  MARCH 31, 2002
                                          --------------  --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................   $   (909,753)   $   (948,414)
Net realized loss on investments and
  foreign currency......................    (22,428,556)    (61,521,845)
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of net other assets in
  foreign currencies....................     (3,186,558)     12,775,148
                                           ------------    ------------
Net decrease in net assets resulting
  from operations.......................    (26,524,867)    (49,695,111)
  Distributions to shareholders from net
    investment income...................       (394,680)             --
                                           ------------    ------------
Net decrease in net assets..............    (26,919,547)    (49,695,111)

NET ASSETS:
  Beginning of period...................     62,041,676     111,736,787
                                           ------------    ------------
  End of period (including accumulated
    net investment income (loss) of
    $(110,391) and $393,971,
    respectively).......................   $ 35,122,129    $ 62,041,676
                                           ============    ============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       FINANCIAL HIGHLIGHTS
       For a Fund share outstanding throughout each year

                                            YEAR ENDED MARCH 31,
                           ------------------------------------------------------
                            2003       2002        2001        2000        1999
                           -------    -------    --------    --------    --------
Net asset value,
  beginning of year......  $  4.25    $  7.66    $  23.00    $  18.52    $  23.15
                           -------    -------    --------    --------    --------
Income (Loss) from
  investment operations:
  Net investment
    loss(1)(2)...........    (0.06)     (0.07)      (0.14)      (0.11)      (0.18)
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency(2)..........    (1.75)     (3.34)     (13.33)       8.41       (1.26)
                           -------    -------    --------    --------    --------
    Total income (loss)
      from investment
      operations.........    (1.81)     (3.41)     (13.47)       8.30       (1.44)
                           -------    -------    --------    --------    --------
Capital effect of
  dividend
  reinvestment...........       --         --       (0.27)      (0.47)      (0.19)
Less distributions:
  Distributions from net
    investment income....    (0.03)        --          --          --          --
  From net realized gains
    on investments.......       --         --       (1.60)      (3.35)      (3.00)
                           -------    -------    --------    --------    --------
    Total
      distributions......    (0.03)        --       (1.60)      (3.35)      (3.00)
                           -------    -------    --------    --------    --------
NET ASSET VALUE, END OF
  YEAR...................  $  2.41    $  4.25    $   7.66    $  23.00    $  18.52
                           =======    =======    ========    ========    ========
MARKET VALUE, END OF
  YEAR...................  $ 1.970    $ 3.970    $  6.750    $ 17.375    $ 14.000
                           =======    =======    ========    ========    ========
  Total return...........   (49.75)%   (41.19)%    (54.60)%     46.77%     (26.80)%
                           =======    =======    ========    ========    ========
Ratios/Supplemental data:
  Net assets, end of year
    (000's)..............  $35,122    $62,042    $111,737    $306,738    $221,639
  Ratio of net investment
    loss to average net
    assets...............    (2.21)%    (1.11)%     (0.84)%     (0.55)%     (0.78)%
  Ratio of gross expenses
    to average net
    assets(3)............     2.93%      2.13%       1.61%       1.60%       1.77%
  Ratio of net expenses
    to average net
    assets(1)(3).........     2.82%      1.85%       1.48%       1.54%       1.63%
  Portfolio turnover
    rate.................     1024%       778%        216%         65%         81%

------------------------

(1).. The net expenses of the Fund reflect a waiver of fees by an affiliate of the investment adviser. Had such action not been taken, the net loss per share and the operating expense ratios would have been:
     Net investment loss
     per share...........  $ (0.07)   $ (0.08)   $  (0.18)   $  (0.18)   $  (0.22)
       Ratio of net
       expenses to
       average net
       assets............     3.07%      2.10%       1.86%       1.85%       1.81%
(2).. Based on average shares outstanding during the period.
(3).. The fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS
       March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

   The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

    The Fund's investments in European warrants involve certain considerations not typically associated with investments in securities of U.S. companies or the United States government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

    The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

        PORTFOLIO VALUATION: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith according to procedures established by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2003

        WARRANTS: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

        REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        FOREIGN CURRENCY: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appreciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

        OPTIONS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2003

    realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

        When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

        Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

        The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

        OVER-THE-COUNTER OPTIONS: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

        FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2003

        As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

        The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

        SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

        DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, if any, and any net realized long-term capital gains in excess of net realized short-term capital losses. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole. For financial statement presentation purposes, the components of net assets in the Statement of Assets and Liabilities have been adjusted to reflect their tax basis attributes.

        FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

   Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets. The Fund pays Julius Baer Asset Management

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2003

Ltd., Zurich, an affiliate of the Adviser, 0.25% of the value of the Fund's weekly average net assets for shareholder servicing and other services all of which was waived during the year ended March 31, 2003.

    No director, officer or employee of the Adviser or any affiliates of the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund.

    The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's administration and custodian fees are reduced when the Fund maintains cash on deposit at the custodian.

3. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2003 amounted to $410,980,262 and $411,709,097 respectively.

    Activity in written options for the year ended March 31, 2003 was as follows:

                                                       NUMBER OF
                                            PREMIUM    CONTRACTS
                                            -------    ---------
Options outstanding at March 31, 2002...  $ 1,098,194     400,000
Options written.........................    7,170,592   1,360,000
Options closed..........................   (7,692,820) (1,729,000)
                                          -----------  ----------
Options outstanding at March 31, 2003...  $   575,966      31,000
                                          ===========  ==========

    At March 31, 2003, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $22,164 and $2,657,906, respectively. Tax cost for investment securities at March 31, 2003 was $38,458,634.

    At March 31, 2003, the unrealized appreciation on assets and liabilities denominated in foreign currency was $111,753. The unrealized depreciation on assets and liabilities denominated in foreign currency and written options was $1,161 and $181,086, respectively.

4. FEDERAL TAX INFORMATION

   At March 31, 2003, the Fund had $14,562,281, $92,632,637 and $28,922,938
available as capital loss carryforwards which expires in 2009, 2010 and 2011, respectively.

    From November 1, 2002 to March 31, 2003, the Fund incurred $975,954 of net losses. The Fund intends to elect to defer these losses and treat them as arising on April 1, 2003.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(Continued)
       March 31, 2003

    As of March 31, 2003, the components of Distributable Earnings on a tax basis were as follows:

Undistributed/(Overdistributed) Ordinary Income...  $   (110,391)
Unrealized Appreciation/(Depreciation)............  $ (2,706,236)
Capital and Other Losses..........................  $(137,093,810)

    There are no differences between the components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities.

---- THE EUROPEAN WARRANT FUND, INC.
       INDEPENDENT AUDITORS' REPORT

The Board of Directors
The European Warrant Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of The European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The European Warrant Fund, Inc. as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
April 25, 2003

---- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)

    PORTFOLIO MANAGEMENT

    In managing the day-to-day operations of the Fund, the Adviser employs Peter Reinmuth as Portfolio Manager of the Fund. Mr. Reinmuth is responsible for making all investment decisions for the Fund. Mr. Reinmuth has been employed as Chief Investment Officer of the Fund since 2002 and as Vice President of Julius Baer Asset Management Ltd., an affiliate of the Adviser, since 1999. Stefan Froehlich has served as Vice President of the Fund since 2002.

    INVESTMENT POLICY CHANGES

    The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

        1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

        2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

        3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or the Fund's custodian.

        4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

        5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

        6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

        7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

        8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

        9. Effective July 31, 2002 the Fund will normally invest at least 80% of its net assets (including borrowings for investment purposes) in European warrants.

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)

    DISCOUNT

    On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

    The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

    QUARTERLY EARNINGS RELEASE

    The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

    ANNUAL MEETING OF SHAREHOLDERS

    The Fund held its annual meeting of Shareholders on June 26, 2002. 14,585,366.037 common shares were outstanding on May 1, 2002, the record date for shares eligible to vote at the meeting. 13,318,809.269 (91.316% of the record date common shares) were represented at the meeting. The following actions were taken by the shareholders:

ITEM 1: The election of Thomas J. Gibbons and Robert S. Matthews as Class II Directors of the Fund.

NOMINEES FOR CLASS II DIRECTOR            NUMBER OF SHARES
ELECTED BY ALL SHAREHOLDERS                 AFFIRMATIVE       WITHHELD
------------------------------            ----------------    --------
Thomas J. Gibbons.......................      12,093,964     1,224,845
Robert S. Matthews......................      12,092,320     1,226,489

    Messrs. Antoine Bernheim, Harvey B. Kaplan, Bernard Spilko, and Martin Vogel continue in office as directors.

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

    The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

    A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

    The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)

    DIVIDEND REINVESTMENT PRIVILEGE

    Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

    Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares of Common Stock ("Shares") or cash, the Fund will send shareholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Shareholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Shareholders who desire to receive the distribution in additional Shares need do nothing further. Shareholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Shareholder by IBT as the Fund's dividend paying agent.

    Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new Shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the Shares on the valuation date, then valued at 95% of the market price. If net asset value of the Shares on the valuation date exceeds the market price of Shares on that date, participants will receive Shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues Shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

    IBT will confirm in writing to the shareholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the shareholder's account under the Reinvestment Privilege, IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock dividends or split Shares distributed by the Fund on Shares held by IBT for the shareholder will be credited to the shareholder's account.

    The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued) of dividends and distributions generally, IBT will either (a) issue certificates from the whole Shares credited to the Participant's Plan account and a check representing any fractional Shares or (b) sell the Shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's Shares to cover such amounts.

    These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for shareholders' accounts, all dividends and distributions payable on the Shares held in the shareholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

    Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

---- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)

INVESTMENT ADVISER

Julius Baer Securities Inc.
330 Madison Avenue
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, Massachusetts 02110

COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

SHAREHOLDER SERVICING AGENT

Julius Baer Asset Management Ltd., Zurich
Brandschenkestrasse 40
CH-8010 Zurich

                          www.europeanwarrantfund.com

---- THE EUROPEAN WARRANT FUND AS OF MARCH 31, 2003
       INVESTMENT MANAGEMENT
THE EUROPEAN WARRANT FUND, INC.

    Disinterested Directors:

                          POSITION(S)   TERM OF OFFICE(1)                                                            OTHER
  NAME, AGE,               HELD WITH      AND LENGTH OF                 PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS
  AND ADDRESS                 FUND         TIME SERVED                  DURING THE PAST 5 YEARS                HELD BY DIRECTOR
  -----------             ------------  -----------------  --------------------------------------------------  -----------------
  Antoine Bernheim,       Director      Since 1990         President, Dome Capital Management, Inc.;           None
  Age 49                                                   Chairman, Dome Securities Corp. (1995-present);
  330 Madison Avenue,                                      President, The U.S. Offshore Funds Directory Inc.
  New York, NY 10017

  Thomas J. Gibbons,      Director      Since 1993         President, Cornerstone Associates Management        None
  Age 55                                                   (Consulting Firm).
  330 Madison Avenue,
  New York, NY 10017

  Harvey B. Kaplan,       Director      Since 1990         Controller (Chief Financial Officer), Easter        Trustee, Julius
  Age 65                                                   Unlimited, Inc. (toy company); Director of the      Baer Investment
  330 Madison Avenue,                                      European Warrant Fund.                              Funds
  New York, NY 10017

  Robert S. Matthews,     Director      Since 2002         Partner, Matthews & Co. (certified public           Trustee, Julius
  Age 59                                                   accountants)                                        Baer Investment
  330 Madison Avenue,                                                                                          Funds
  New York, NY 10017

    Interested Directors:

                          POSITION(S)   TERM OF OFFICE(1)                                                            OTHER
  NAME, AGE,               HELD WITH      AND LENGTH OF                 PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS
  AND ADDRESS                 FUND         TIME SERVED                  DURING THE PAST 5 YEARS                HELD BY DIRECTOR
  -----------             ------------  -----------------  --------------------------------------------------  -----------------
  Bernard Spilko,(2)      Director and  Since 1993         General Manager and Senior Vice President of Bank   Trustee, Julius
  Age 62,                 Chairman                         Julius Baer & Co., Ltd., New York Branch; Managing  Baer Investment
  330 Madison Avenue,                                      Director of Julius Baer Securities Inc.; Chairman   Funds
  New York, NY 10017                                       of the Board of The European Warrant Fund, Inc.

  Martin Vogel,(3)        Director      Since 1997         Member of Management Committee, Julius Baer         Trustee of Julius
  Age 40                                                   Investment Fund Services, Ltd., (1996-present);     Baer Investment
  Freighutstrasse 12                                       Attorney, Schaufelberger & van Hoboken,             Funds and Julius
  Zurich, Switzerland                                      (1994-1996); Director, The European Warrant         Baer & Trust Co.,
                                                           Fund, Inc., (1997-present); Secretary of the Board  Cayman Islands of Directors of the Luxembourg domiciled
                                                           investment companies and of Julius Baer Investment
                                                           Fund Services, Ltd., (1996-present).

(1) The term of office for each director is 3 years and until each successor is duly elected and qualified.

(2) Mr. Spilko is deemed to be "interested", as defined in the 1940 Act, because of his position with Julius Baer Securities, Inc., the Fund's Investment Adviser, and with Bank Julius Baer & Co., Ltd., an affiliate of the Adviser.

(3) Mr. Vogel is deemed to be "interested", as defined in the 1940 Act, because of his position with Julius Baer Investment Fund Services, Ltd., an affiliate of the Adviser.

------ THE EUROPEAN WARRANT FUND AS OF MARCH 31, 2003
       INVESTMENT MANAGEMENT--(Continued)

    Principal Officers Who are Not Directors:

                          POSITION(S)   TERM OF OFFICE(1)
  NAME, AGE,               HELD WITH      AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
  AND ADDRESS                 FUND         TIME SERVED                  DURING THE PAST 5 YEARS
  -----------             ------------  -----------------  --------------------------------------------------
  Michael Quain,          President     Since 1997         First Vice President of Julius Baer Investment
  Age 45                  and Chief                        Management, Inc.; First Vice President of Julius
  330 Madison Avenue,     Executive                        Baer Securities Inc.; President and Chief
  New York, NY 10017      Officer                          Financial Officer of Julius Baer Investment Funds.

  Peter Reinmuth,         Vice          Since 1999         Vice President of Investments, Julius Baer
  Age 34                  President                        Securities, Inc.
  330 Madison Avenue,     and
  New York, NY 10017      Investment
                          Officer

  Stefan Froehlich,       Vice          Since 2002         Assistant Vice President of Julius Baer Securities
  Age 31                  President                        Inc., (since 2002); Consultant, the Enrico AG,
  330 Madison Avenue,                                      Zurich, Switzerland (1998-2002).
  New York, NY 10017

  Hector Santiago,        Vice          Since 1998         First Vice President of Bank Julius Baer, (New
  Age 34                  President                        York Branch) and Julius Baer Securities Inc.,
  330 Madison Avenue,                                      (1998-present).
  New York, NY 10017

  Craig Giunta,           Treasurer,    Treasurer and      Vice President, Julius Baer Investment
  Age 31                  Secretary     Secretary since    Management, Inc. (2001-2002); Secretary,
  330 Madison Avenue,     and Chief     2001; Chief        Treasurer (since 2001) and Chief Financial Officer
  New York, NY 10017      Financial     Financial Officer  (since 2003) of Julius Baer Investment Funds;
                          Officer       since 2003         Supervisor of Fund Accounting, Neuberger Berman
                                                           LLC (1994-2001).

  Paul J. Jasinski,       Assistant     Since 1995         Managing Director, Investors Bank and Trust Co.,
  Age 55                  Treasurer                        (1990-present).
  200 Clarendon St.,
  Boston, MA 02116

  James L. Smith,         Assistant     Since 2002         Director, Investors Bank and Trust Co.
  Age 43                  Treasurer                        (2001-present); Executive Director, USAA/IMCO
  200 Clarendon St.,                                       (Investment Management Firm) (1999-2001);
  Boston, MA 02116                                         Compliance Officer, BISYS (Mutual Fund
                                                           Administrator) (1996-1999).

  Cynthia J. Surprise,    Assistant     Since 1999         Director and Counsel, Mutual Fund
  Age 56                  Secretary                        Administration -- Legal, Investors Bank and Trust
  200 Clarendon St.,                                       Co., (1999-present); Vice President, State Street
  Boston, MA 02116                                         Bank & Trust Company, (1995-1999).

(1) The term of office for each officer is one year and until each successor is chosen and duly qualified.

                                                 THE EUROPEAN WARRANT FUND, INC.
                                       -----------------------------------------

                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2003

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017
www.europeanwarrantfund.com

This report is sent to the
shareholders of The European
Warrant Fund, Inc. (the "Fund")
for their information. It is not
a Prospectus, circular or
representation intended for use
in the purchase or sale of
shares of the Fund or of any
securities mentioned in the
report.

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